                                                                    EXHIBIT 99.3


     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the Offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor or, if you are in the United Kingdom, an independent financial advisor authorized under the Financial Services Act 1986.



     If you have sold or otherwise transferred all your registered holdings of Esprit Telecom ADSs, please pass this document and the accompanying Offering Circular/Proxy Statement/Prospectus dated February 2, 1999 (the "Offering Circular/Proxy Statement/Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the Offer is not being made directly or indirectly in Canada, Australia or Japan and such documents should not be distributed, forwarded or transmitted into or from Canada, Australia or Japan by any means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.



     Bear, Stearns International Limited, which is regulated in the United Kingdom by The Securities and Futures Authority Limited in the conduct of its investment business and Bear, Stearns & Co. Inc. are acting exclusively for GTS and no one else in connection with the Offer and will not be responsible under the regulations of The Securities and Futures Authority Limited to anyone other than GTS for providing the protections afforded to customers of either Bear Stearns entity in relation to the Offer nor for giving advice in relation to the Offer. The provisions of this paragraph are not intended to disclaim any liability of either Bear Stearns entity under U.S. securities laws.

--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL

               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES

       EACH REPRESENTING SEVEN ORDINARY SHARES, PAR VALUE L0.01 PER SHARE
                                       OF


                            ESPRIT TELECOM GROUP PLC

                                       BY

                      BEAR, STEARNS INTERNATIONAL LIMITED
                                      AND

                            BEAR, STEARNS & CO. INC.

                                  ON BEHALF OF


                         GLOBAL TELESYSTEMS GROUP, INC.


THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 P.M. (LONDON
TIME), 10:00 A.M. (NEW YORK CITY TIME), ON THURSDAY, MARCH 4, 1999, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS HAVE BEEN SATISFIED OR, WHERE PERMITTED, WAIVED, ALL ESPRIT TELECOM SECURITIES VALIDLY TENDERED AND NOT WITHDRAWN WILL BE PURCHASED AND THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF ESPRIT TELECOM ORDINARY SHARES AND ESPRIT TELECOM ADSS, AS THE CASE MAY BE, WILL HAVE WITHDRAWAL RIGHTS DURING THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD INCLUDING ANY EXTENSION THEREOF, EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES.


                      The US Depositary for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:               By Facsimile Transmission:     By Hand or Overnight Courier:
                                  (For Eligible Institutions
 Tender & Exchange Department                Only)               Tender & Exchange Department
        P.O. Box 11248                  (212) 815-6213                101 Barclay Street
     Church Street Station        For Confirmation Telephone:     Receive and Deliver Window
 New York, New York 10286-1248          (800) 507-9357             New York, New York 10286


     Belgian holders of Esprit Telecom ADSs may transmit documents to the Belgian Receiving Agent at the following address:



                         THE BANK OF NEW YORK-BRUSSELS



                             Client Services Group


                            Attn: Alain Vanden Eede


                          Avenue des Arts 35 Kunstlaan


                                 1040 Brussels


                                    Belgium

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


--------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF ESPRIT TELECOM ADSs TENDERED
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
HOLDER(S) OF ESPRIT TELECOM ADSs (PLEASE
       FILL IN, IF BLANK, EXACTLY                        ESPRIT TELECOM ADS CERTIFICATE(S) AND
       AS NAME(S) APPEAR(S) ON ADS                            ESPRIT TELECOM ADSs TENDERED
             CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
                                                                 TOTAL NUMBER OF
                                          ESPRIT TELECOM         ESPRIT TELECOM ADSs    NUMBER OF ESPRIT
                                          ADS CERTIFICATE        EVIDENCED BY SHARE     TELECOM ADSs
                                          NUMBER(S)*             CERTIFICATE(S)*        TENDERED**
                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------

                                          ---------------------------------------------------------------
                                          Total Esprit Telecom ADSs....................
--------------------------------------------------------------------------------------------------------------
 *  Need not be completed by holders delivering Esprit Telecom ADSs by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Esprit Telecom ADSs evidenced by each
     ADS Certificate delivered to the US Depositary or the Belgian Receiving Agent (where applicable), are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------------------------------------


 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX
                                     BELOW


ACCEPTANCE OF THE OFFER IN RESPECT OF ESPRIT TELECOM ORDINARY SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ESPRIT TELECOM ADSs EVIDENCED BY ESPRIT TELECOM ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Esprit Telecom Ordinary Shares that are not represented by Esprit Telecom ADSs, you may obtain a Form of Acceptance and Authority (the "Acceptance Form") from the US Depositary or the Receiving Agents. See Instruction 12 of this Letter of Transmittal.


     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular/Proxy Statement/Prospectus and this Letter of Transmittal may be directed to the Dealer Managers or Information Agent at their respective addresses and telephone numbers indicated below.


     Delivery of a Letter of Transmittal, Esprit Telecom ADRs evidencing Esprit Telecom ADSs (or book-entry transfer of such Esprit Telecom ADSs evidenced by Esprit Telecom ADRs) and any other required documents to the US Depositary or the Belgian Receiving Agent (where applicable), by Esprit Telecom ADS holders will be deemed an acceptance of the Offer by such holder with respect to such Esprit Telecom ADSs evidenced by Esprit Telecom ADRs subject to the terms and conditions set out in the Offering Circular/Proxy Statement/Prospectus and this Letter of Transmittal.



     If delivery of Esprit Telecom ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in "The
Offer -- Procedures for Accepting the Offer -- All Holders of Esprit Telecom Securities -- Holders of Esprit Telecom ADSs -- Book-entry transfer" in the Offering Circular/Proxy Statement/Prospectus, then either this Letter of Transmittal or an Agent's Message (as defined below) should be used.


     The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the US Depositary and forming a part of a Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from the participant in The Depository

Trust Company tendering the Esprit Telecom ADSs which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal.

[ ] CHECK HERE IF TENDERED ESPRIT TELECOM ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE US DEPOSITARY AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY MAY DELIVER ESPRIT TELECOM ADSs EVIDENCED BY ESPRIT TELECOM ADRs BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
 -------------------------------------------------------------------------------

     DTC Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

     Occupation:
    ----------------------------------------------------------------------------


     If a holder of Esprit Telecom ADSs wishes to accept the Offer and Esprit Telecom ADRs evidencing such Esprit Telecom ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary or the Belgian Receiving Agent (where applicable) prior to the expiration of the Initial Offer Period or the Subsequent Offer Period, as the case may be, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "The Offer -- Procedures for Accepting the Offer -- All Holders of Esprit Telecom Securities -- Holders of Esprit Telecom ADSs -- Guaranteed Delivery Procedures" in the Offering Circular/Proxy Statement/Prospectus. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION, UNLESS ESPRIT TELECOM ADRs EVIDENCING ESPRIT TELECOM ADSs REFERRED TO IN THE NOTICE OF GUARANTEED DELIVERY ARE RECEIVED BY THE US DEPOSITARY OR THE BELGIAN RECEIVING AGENT (WHERE APPLICABLE) PRIOR TO THE EXPIRATION OF THE INITIAL OFFER PERIOD.


[ ] CHECK HERE IF THE ADRs REPRESENTING TENDERED ESPRIT TELECOM ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s):
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------

     Window Ticket No. (if any):
    ----------------------------------------------------------------------------

     Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------

     For ADSs delivered by Book-Entry Transfer, complete the following:

       DTC Account Number:
    ----------------------------------------------------------------------------

       Transaction Code Number:

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned acknowledges that such person has received and reviewed the Offering Circular/Proxy Statement/Prospectus, dated February 2, 1999 (the "Offering Circular/Proxy Statement/Prospectus"), of Global TeleSystems Group, Inc., a Delaware corporation ("GTS"), and this Letter of Transmittal, which together with any amendments or supplements hereto or thereto constitute the offer of GTS (collectively, the "Offer") (i) to exchange for new shares of Common Stock, $0.10 par value per share of GTS (a "GTS Stock"), each outstanding Ordinary Share, par value, one pence per share (an "Esprit Telecom Ordinary Share"), of Esprit Telecom Group plc, a limited public company incorporated under the laws of England and Wales ("Esprit Telecom"), and (ii) to exchange for new shares of GTS Stock, each outstanding American Depositary Share of Esprit Telecom, each representing seven Esprit Telecom Ordinary Shares (an "Esprit Telecom ADS") on the basis of 0.1271 GTS Stock for each Esprit Telecom Ordinary Share tendered and 0.89 GTS Stock for each Esprit Telecom ADS tendered. Unless otherwise defined in this Letter of Transmittal, capitalized terms used herein have the meaning set forth in the Offering Circular/Proxy Statement/ Prospectus.



     The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the Esprit Telecom ADSs evidenced by Esprit Telecom ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Esprit Telecom Ordinary Shares represented thereby) specified in the box entitled "Description of Esprit Telecom ADSs Tendered," subject to the terms and conditions of the Offer, by informing GTS in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the Esprit Telecom ADRs evidencing tendered Esprit Telecom ADSs (or book-entry transfer of such Esprit Telecom ADSs evidenced by Esprit Telecom ADRs) and any other required documents to the US Depositary or the Belgian Receiving Agent (where applicable) by a holder of Esprit Telecom ADSs will be deemed (without any further action by the US Depositary or the Belgian Receiving Agent (where applicable)) to constitute acceptance of the Offer by such holder in respect of such holder's Esprit Telecom ADSs, subject to the terms and Conditions of the Offer.


     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offering Circular/Proxy Statement/Prospectus, will constitute a binding agreement between the undersigned and GTS upon the terms and subject to the Conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ESPRIT TELECOM ADSs, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE ESPRIT TELECOM ORDINARY SHARES REPRESENTED BY SUCH ESPRIT TELECOM ADSs MAY NOT BE MADE.


     The undersigned hereby delivers to the US Depositary or the Belgian Receiving Agent (where applicable) the above-described Esprit Telecom ADSs evidenced by Esprit Telecom ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer, receipt of which is hereby acknowledged.



     Upon the terms of the Offer (including, if the Offer is revised, varied, extended or renewed, the terms or conditions of any such revision, variation, extension, or renewal), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time GTS will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, GTS all right, title and interest in and to all Esprit Telecom ADSs evidenced by Esprit Telecom ADRs with respect to which the Offer is being accepted (and any and all Esprit Telecom ADSs or other securities or rights issuable in respect of such Esprit Telecom ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Esprit Telecom ADSs (and any such other Esprit Telecom ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Esprit Telecom ADRs for such Esprit Telecom ADSs (and any such other Esprit Telecom ADSs, securities or rights), or accept transfer of ownership of such Esprit Telecom ADSs (and any such other Esprit Telecom ADSs, securities or rights) on the account books maintained by The Depository Trust Company together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, GTS, (b) present such Esprit Telecom ADRs for such Esprit Telecom ADSs (and any other Esprit Telecom ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Esprit Telecom ADSs (and any such other Esprit Telecom ADSs, securities or rights), all in accordance with the terms of the Offer.


     The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall or the Belgian Receiving Agent (where applicable) confer to GTS, Bear Stearns and each of their respective directors the authority described in paragraph 5 of Part B of Annex A to the Offering Circular/Proxy Statement/Prospectus.


     The undersigned agrees that effective from and after the date hereof or, if later, the dates on which all Conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) GTS or its agents shall be entitled to direct the exercise of any votes and any or all other rights and privileges (including the right to requisition the convening of a general meeting of Esprit Telecom or of any class of holders of its share capital) attaching to the Esprit Telecom Ordinary Shares represented by any Esprit Telecom ADSs evidenced by Esprit Telecom ADRs in respect of which the Offer has been accepted or is deemed to have been accepted and not validly withdrawn (the "Accepted ADSs") and (b) the execution of this Letter of Transmittal by a holder of Esprit Telecom ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs (i) an authority to Esprit Telecom from the undersigned to send any notice, circular, warrant, document or other communication that may be required to be sent to him or her as a Esprit Telecom ADS holder to GTS at its registered office, (ii) an authority to GTS or any director of GTS to sign any consent to short notice of a general or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by GTS to attend general and separate class meetings of Esprit Telecom (or any adjournments thereof) and to exercise the votes attaching to the Esprit Telecom Ordinary Shares represented by such Accepted ADSs on his or her behalf, such votes to be cast so far as possible to satisfy any outstanding Condition, and
(iii) the agreement of the undersigned not to exercise any such rights without the consent of GTS and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend any such general meeting or separate class meeting of Esprit Telecom in respect of such Accepted ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power of authority to accept the Offer and to sell, assign and transfer the Esprit Telecom ADSs evidenced by Esprit Telecom ADRs (and the Esprit Telecom Ordinary Shares represented by such Esprit Telecom ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Esprit Telecom ADSs, securities or rights issued or issuable in respect of such Esprit Telecom ADSs) and, when the same are purchased by GTS, GTS will acquire good title thereto, free from all liens, equities, charges, encumbrances and other interests and together with all rights now or hereafter attaching thereto, including, without limitation, the right to receive and retain all dividends, interest and other distributions declared, made or paid on or after December 8, 1998 with respect to the Esprit Telecom Ordinary Shares represented by the Esprit Telecom ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or GTS to be necessary or desirable to complete the sale, assignment and transfer of the Esprit Telecom ADSs evidenced by Esprit Telecom ADRs in respect of which the Offer is being accepted (and any and all other Esprit Telecom ADSs, securities or rights).

     The undersigned irrevocably undertakes, represents, and warrants to and agrees with GTS (so as to bind him or her, his or her personal representatives, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of the Offering Circular/Proxy Statement/Prospectus or any Acceptance Form or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex, and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Offer from outside Canada, Australia and Japan and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia and Japan.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offering Circular/Proxy
Statement/Prospectus, this acceptance is irrevocable.


     Unless otherwise instructed under "Special Instructions Regarding New GTS Stock" below, the undersigned hereby instructs the US Depositary to register the New GTS Stock to which the undersigned is entitled in the name(s) of the holder(s) shown above under "Description of Esprit Telecom ADSs Tendered." Unless otherwise instructed under "Special Delivery Instructions" below, the undersigned hereby instructs the US Depositary to return, or cause to be returned, any Esprit Telecom ADRs evidencing Esprit Telecom ADSs in respect of which the Offer is not being accepted or which are not exchanged (and accompanying documents, as appropriate) and/or deliver the certificates representing the New GTS stock to be delivered to the undersigned pursuant to the Offer to the address(es) of the registered holder(s) appearing above under "Description of Esprit Telecom ADSs Tendered." In the case of a book-entry delivery of Esprit Telecom ADSs evidenced by Esprit Telecom ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at The Depository Trust Company with any Esprit Telecom ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Esprit Telecom ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.



     SUBJECT TO THE TERMS OF THE OFFERING CIRCULAR/PROXY STATEMENT/PROSPECTUS, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE ESPRIT TELECOM ADRs EVIDENCING THE ESPRIT TELECOM ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY OR THE BELGIAN RECEIVING AGENT (WHERE APPLICABLE) AS PROVIDED IN THE OFFERING CIRCULAR/ PROXY STATEMENT/PROSPECTUS AND THIS LETTER OF TRANSMITTAL.

                              SPECIAL INSTRUCTIONS
                            REGARDING NEW GTS STOCK
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if GTS Stock is to be registered in the name of someone other than the undersigned.

Register GTS Stock in the name of:

Name(s)
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                                 (PLEASE PRINT)

Address
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                               (INCLUDE ZIP CODE)

Occupation
------------------------------------

------------------------------------------------
              (Employer Identification or Social Security Number)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)


     To be completed ONLY if the certificates representing the New GTS Stock or any Esprit Telecom ADSs not tendered or not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Esprit Telecom ADSs Tendered."


Mail:

[ ]  New GTS Stock Certificate(s) to:
[ ]  Esprit Telecom ADS Certificate(s) to:

Name(s)
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                                 (PLEASE PRINT)

Address
------------------------------------------------
------------------------------------------------
------------------------------------------------
------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------
              (Employer Identification or Social Security Number)

[ ] CHECK HERE IF ANY OF THE ESPRIT TELECOM ADRs REPRESENTING ESPRIT TELECOM ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

Number of Esprit Telecom ADSs represented by the lost, stolen or destroyed Esprit Telecom
ADSs:
--------------------------------------------------------------------------------

                                   IMPORTANT
           ALL TENDERING ESPRIT TELECOM ADS HOLDERS PLEASE SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR,
       IN THE CASE OF CERTAIN FOREIGN PERSONS, SUBSTITUTE FORM W-8 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
------------------------------------ , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Esprit Telecom ADRs evidencing Esprit Telecom ADSs or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements, stock powers and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

Tax Identification or Social Security No.:
--------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------------

Dated:
------------------------------------ , 1999

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                            CONDITIONS OF THE OFFER


     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the Esprit telecom ADSs evidenced by Esprit Telecom ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed the box entitled " Special Delivery Instructions" or the box entitled "Special Instructions Regarding New GTS Stock" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such Esprit Telecom ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.


     2. DELIVERY OF LETTER OF TRANSMITTAL AND ADSS. This Letter of Transmittal is to be completed either if Esprit Telecom ADRs evidencing Esprit Telecom ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer of Esprit Telecom ADSs to an account maintained by the US Depositary at The Depository Trust Company pursuant to the procedures for book-entry transfer set out in "The Offer -- Procedures for Accepting the Offer -- All Holders of Esprit Telecom Securities -- Holders of Esprit Telecom ADSs -- Book-entry transfer" in the Offering Circular/Proxy Statement/Prospectus. Esprit Telecom ADRs evidencing Esprit Telecom ADSs or confirmation of a book-entry transfer of such Esprit Telecom ADSs into the US Depositary's account at The Depository Trust Company, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.


     Esprit Telecom ADS holders whose Esprit Telecom ADRs are not immediately available or who cannot deliver their Esprit Telecom ADRs and all other required documents to the US Depositary or the Belgian Receiving Agent (where applicable) or complete the procedures for book-entry transfer prior to the expiration of the Initial Offer Period of the Subsequent Offer Period, as the case may be, may accept the Offer with respect to their Esprit Telecom ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "The Offer -- Procedures for Accepting the Offer -- all Holders of Esprit Telecom Securities -- Holders of Esprit Telecom ADSs -- Guaranteed Delivery Procedures" in the Offering Circular/Proxy Statement/Prospectus, Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by GTS must be received by the US Depositary or the Belgian Receiving Agent (where applicable) prior to the expiration of the Initial Offer Period or the Subsequent Offer Period, as the case may be; and (c) the Esprit Telecom ADRs evidencing the Esprit Telecom ADSs in respect of which the Offer is being accepted (or, in the case of Esprit Telecom ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Esprit Telecom ADSs into the US Depositary's account at The Depository Trust Company as described in the Offering Circular/Proxy Statement/Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.



     THE METHOD OF DELIVERY OF ESPRIT TELECOM ADSs EVIDENCED BY ESPRIT TELECOM ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF ESPRIT TELECOM ADSs ACCEPTING THE OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional Esprit Telecom ADSs will be purchased. All accepting Esprit Telecom ADS holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Esprit Telecom ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the series numbers of the certificates and/or the number of Esprit Telecom ADSs should be listed on a separate schedule attached hereto.


     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the Esprit Telecom ADSs evidenced by any Esprit Telecom ADRs delivered to the US Depositary herewith, fill in the number of Esprit Telecom ADSs in respect of which the Offer is being accepted in the box entitled "Number of Esprit Telecom ADSs Tendered." In such case, a new Esprit Telecom ADR for the remainder of the Esprit Telecom ADSs (in respect of which the Offer is not being accepted) represented by the old Esprit Telecom ADR will be sent to the registered holders as promptly as practicable following the date on which the Esprit Telecom ADSs in respect of which the Offer has been accepted are purchased.



     The Offer will be deemed to have been accepted in respect of all Esprit Telecom ADSs evidenced by Esprit Telecom ADRs delivered to the US Depositary or the Belgian Receiving Agent (where applicable) unless otherwise indicated. In the case of partial acceptances, Esprit Telecom ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.


     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Esprit Telecom ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the Esprit Telecom ADSs evidenced by Esprit Telecom ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the Esprit Telecom ADSs in respect of which the Offer is being accepted are registered in different names on different Esprit Telecom ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Esprit Telecom ADRs.

     If this Letter of Transmittal or any Esprit Telecom ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to GTS of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Esprit Telecom ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Esprit Telecom ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Esprit Telecom ADSs listed, the Esprit Telecom ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the Esprit Telecom ADRs evidencing such Esprit Telecom ADSs. Signatures on such Esprit Telecom ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. GTS will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Esprit Telecom ADSs evidenced by Esprit Telecom ADRs pursuant to the Offer. If, however, delivery of any of the consideration payable pursuant to the Offer is to be made to any persons other than the registered holder(s), or if Esprit Telecom ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holders(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price (or new GTS Stock will be withheld) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Esprit Telecom ADRs listed in this Letter of Transmittal.

     7. SPECIAL DELIVERY INSTRUCTIONS. If the certificates representing the new GTS Stock are to be sent or any Esprit Telecom ADRs evidencing Esprit Telecom ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Esprit Telecom ADSs Tendered" on the first page of this Letter of Transmittal, or the new GTS Stock is to be registered in the name of a person other than the signer of this Letter of Transmittal, the boxes labeled "Special Delivery Instructions" and/or "Special Instructions Regarding New GTS Stock" on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. GTS reserves the absolute right in its sole discretion to waive any of the specified Conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

     9. IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9 AND SUBSTITUTE FORM
W-8. Under United States federal income tax law, a holder whose tendered Esprit Telecom ADSs are accepted for exchange must provide the US Depositary (as payor) with (i) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 below. If such holder is an individual, the TIN is his or her social security number. If the US Depositary is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

     Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding requirements. Certain foreign persons can qualify for this exemption by submitting a Form W-8 or Substitute Form W-8 below, signed under penalties of perjury and attesting to such person's exempt status.

     If backup withholding applies, the US Depositary is required to withhold 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.


     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Box 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Even if the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the US Depositary will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the US Depositary. Such amounts will be refunded to such holder if a properly certified TIN is provided to the US Depositary within 60 days.


     If the ADR(s) representing Esprit Telecom ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report.

     Holders of Esprit Telecom ADSs who acquired shares at different times may have different tax bases in their Esprit Telecom ADSs and may wish to consult with their own tax advisors as to the possibility of identifying the specific Esprit Telecom ADSs surrendered in the Offer in order to establish the basis of the GTS Common Stock received in exchange therefor.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY

TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE US DEPOSITARY OR THE BELGIAN RECEIVING AGENT (WHERE APPLICABLE), OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE US DEPOSITARY, PRIOR TO THE OFFER EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8 WITH THEIR LETTER OF TRANSMITTAL.



     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offering Circular/Proxy Statement/Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and Substitute Form W-8 may be directed to the Information Agent at the address and telephone number set forth below.



     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Esprit Telecom ADR evidencing Esprit Telecom ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately following the Special Instructions Regarding GTS Stock -- Special Delivery Instructions boxes and indicating the number of Esprit Telecom ADSs evidenced by such lost, destroyed or stolen Esprit Telecom ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Esprit Telecom ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Esprit Telecom ADRs have been followed.



     12. HOLDERS OF ESPRIT TELECOM SHARES NOT REPRESENTED BY ESPRIT TELECOM ADSS. Holders of Esprit Telecom Ordinary Shares have been sent an Acceptance Form with the Offering Circular/Proxy Statement/Prospectus and may not accept the Offer in respect of Esprit Telecom Ordinary Shares pursuant to this Letter of Transmittal, except insofar as those shares are represented by Esprit Telecom ADSs. If any holder of Esprit Telecom Shares which are not represented by Esprit Telecom ADSs needs to obtain a copy of an Acceptance Form, such holder should contact the Receiving Agents at the appropriate address and telephone number set forth in the Offering Circular/Proxy Statement/Prospectus or the US Depositary.


     13. FRACTIONAL ENTITLEMENTS. Fractional shares of new GTS Stock will not be issued to holders of Esprit Telecom ADSs, but will be aggregated and sold in the market and the net proceeds of the sale will be paid to such holders entitled thereto. However, if any person is entitled to cash in an amount less than $2, such amount will not be paid but will be retained for the benefit of GTS.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION B)
                       PAYOR'S NAME THE BANK OF NEW YORK

  SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX               NAME:
  FORM W-9                 AT RIGHT AND CERTIFY BY SIGNING AND DATING               ADDRESS:
                           BELOW
                                                                                      TIN:
                                                                            Social Security Number or
                                                                         Employer Identification Number

  DEPARTMENT OF THE
  TREASURY                 PART 2 -- TIN APPLIED FOR [ ]
  INTERNAL REVENUE
  SERVICE
                           CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
  PAYOR'S REQUEST FOR      (1) the number shown on this form is my correct Taxpayer Identification
  TAXPAYER                 Number (or I am waiting for a number to be issued to me).
  IDENTIFICATION           (2) I am not subject to backup withholding either because: (a) I am exempt
  NUMBER ("TIN")           from backup withholding, or (b) I have not been notified by the Internal
  AND                          Revenue Service (the "IRS") that I am subject to backup withholding as a
  CERTIFICATION                result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                           (3) any other information provided on this form is true and correct.
                           SIGNATURE  DATE  _____________________
  You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax refund and you have not been notified by the IRS that you are no longer subject to backup withholding.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 --------------------------------------------------------------------
 -----------------------------------------
                            Signature                       Date
--------------------------------------------------------------------------------


FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-9 PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9."

                         CERTIFICATE OF FOREIGN STATUS



--------------------------------------------------------------------------------------------------

                                         ------------------------------------------------------
  SUBSTITUTE                             NAME OF OWNER
                                         ------------------------------------------------------
  FORM W-8                               U.S. TAXPAYER I.D. NUMBER (if any)
                                         ------------------------------------------------------
  DEPARTMENT OF THE TREASURY,            PERMANENT ADDRESS (See enclosed Guidelines)
  INTERNAL REVENUE SERVICE               ------------------------------------------------------
                                         CURRENT MAILING ADDRESS (if different from Permanent
  CERTIFICATE OF FOREIGN STATUS          Address)
                                      ------------------------------------------------------------
                                      CERTIFICATION:
                                         UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM AN EXEMPT
                                         FOREIGN PERSON BECAUSE:
                                         (1) I am a nonresident alien individual or a foreign
                                         corporation, partnership, estate or trust;
                                         (2) I am an individual who has not been, and plans not to
                                         be, present in the United States for a total of 183 days
                                             or more during the calendar year; and
                                         (3) I am neither engaged, nor plan to be engaged during
                                         the year, in a United States trade or business that has
                                             effectively connected gains from transactions with a
                                             broker or barter exchange.
                                      ---------------------------------------------------------
                                         ---------------------
                                      Date
                                         Signature
--------------------------------------------------------------------------------------------------



FOR ASSISTANCE IN COMPLETING THE SUBSTITUTE FORM W-8 PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON SUBSTITUTE FORM W-8 BELOW."



                 GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS


                             ON SUBSTITUTE FORM W-8



PERMANENT ADDRESS:



If you are:                                    Show the address of:
An individual                                  Your permanent residence
A partnership or corporation                   Principal office
An estate or trust                             Permanent residence or principal office of
                                               any fiduciary



    NONRESIDENT ALIEN INDIVIDUAL: For United States federal income tax purposes, "nonresident alien individual" means an individual who is neither a United States citizen nor resident. Generally, an alien is considered to be a United States resident if:



        The individual was a lawful permanent resident of the United States at any time during the calendar year, that is the alien held an immigrant visa (a "green card"), or



        The individual was physically present in the United States on:



           (1) at least 31 days during the calendar year, and



           (2) 183 days or more during the current year and the two preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and one-sixth of the number of days in the second preceding year).



    EXEMPT FOREIGN PERSON: If you do not meet the requirements of certification number two or three above, you may instead certify on Internal Revenue Service Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from United States tax.



FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                    The Information Agent for the Offer is:

                                 GEORGESON LOGO
                               Wall Street Plaza
                            New York, New York 10005

                Banks and Brokers call: (212) 440-9800 (collect)

                  All others call: (800) 223-2064 (toll free)

                  For holders outside the United States call:
                          (44) 171 335 8600 (collect)

                     The Dealer Managers for the Offer are:


   BEAR, STEARNS INTERNATIONAL LIMITED             BEAR, STEARNS & CO. INC.
            One Canada Square                           245 Park Avenue
             London E14 5AD                           New York, NY 10167
             (0171) 516 6935                    Call toll free: (888) 823-6441